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                                     LAW OFFICES OF


                                 DECHERT PRICE & RHOADS



                                  1775 EYE STREET, N.W.
                               WASHINGTON, D.C. 20006-2401
                               TELEPHONE: (202) 261-3314

                                 FAX: (202) 261-3333


                                                                   Exhibit 10
                                          February 24, 1998

Northstar Balance Sheet Opportunities Fund
Two Pickwick Plaza
Greenwich, Connecticut  06830

Ladies and Gentlemen:

     As counsel to the Northstar Balance Sheet Opportunities Fund (the "Fund"), we are familiar with the Fund's registration under the Investment Company Act of 1940 and with the registration statement relating to its shares of beneficial interest under the Securities Act of 1933 (File No. 33-850) (the "Registration Statement"). We have also examined such other corporate records, agreements, documents and instruments as we deemed appropriate.


    On the basis of the foregoing, we are of the opinion that the shares of beneficial interest of the Fund being registered under the Securities Act of 1933 in Post-Effective Amendment No. 23 to the Registration Statement will be legally and validly issued, fully paid and non-assessable by the Fund.

   We hereby consent to the filing of this opinion with and as part of Post-Effective Amendment No. 23 to the Registration Statement.


                                  Very truly yours,

                                  /s/ Dechert Price & Rhoads